Exhibit 99.2
INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets

	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
	(Dollars in thousands)
Non-accrual loans	$7,250	$5,974	$5,355	$6,991	$6,969
Loans 90 days or more past due and still accruing interest	—	—	—	432	—
Subtotal	7,250	5,974	5,355	7,423	6,969
Less: Government guaranteed loans	2,102	1,489	1,665	2,191	2,254
Total non-performing loans	5,148	4,485	3,690	5,232	4,715
Other real estate and repossessed assets	781	945	1,059	569	443
Total non-performing assets	$5,929	$5,430	$4,749	$5,801	$5,158

As a percent of Portfolio Loans
Non-performing loans	0.13%	0.12%	0.10%	0.14%	0.13%
Allowance for credit losses	1.46	1.46	1.47	1.44	1.48
Non-performing assets to total assets	0.11	0.10	0.09	0.11	0.10
Allowance for credit losses as a percent of non-performing loans	1,115.85	1,253.98	1,526.10	1,044.69	1,176.99

Allowance for credit losses

	Nine months ended September 30,
	2024			2023
	Loans	Securities	Unfunded Commitments	Loans	Securities	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$54,658	$157	$5,504	$52,435	$168	$5,080
Additions (deductions)
Provision for credit losses	3,400	(1,149)	—	3,840	2,987	—
Recoveries credited to allowance	2,106	1,125	—	2,082	—	—
Assets charged against the allowance	(2,720)	—	—	(2,862)	(3,000)	—
Additions included in non-interest expense	—	—	(676)	—	—	76
Balance at end of period	$57,444	$133	$4,828	$55,495	$155	$5,156

Net loans charged (recovered) against the allowance to average Portfolio Loans	0.02%			0.03%

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Capitalization

	September 30, 2024	December 31, 2023
	(In thousands)
Subordinated debt	$39,567	$39,510
Subordinated debentures	39,779	39,728
Amount not qualifying as regulatory capital	(791)	(734)
Amount qualifying as regulatory capital	78,555	78,504
Shareholders’ equity
Common stock	318,216	317,483
Retained earnings	192,405	159,108
Accumulated other comprehensive income (loss)	(58,252)	(72,142)
Total shareholders’ equity	452,369	404,449
Total capitalization	$530,924	$482,953

Non-Interest Income

	Three months ended			Nine months ended
	September 30, 2024	June 30, 2024	September 30, 2023	September 30,
				2024	2023
	(In thousands)
Interchange income	$4,146	$3,401	$4,100	$10,698	$10,660
Service charges on deposit accounts	3,085	2,937	3,309	8,894	9,300
Net gains (losses) on assets
Mortgage loans	2,177	1,333	2,099	4,874	5,475
Equity securities at fair value	(8)	2,693	—	2,685	—
Securities	(145)	—	—	(414)	(222)
Mortgage loan servicing, net	(3,130)	2,091	2,668	1,686	7,068
Investment and insurance commissions	882	838	875	2,524	2,446
Bank owned life insurance	197	188	124	566	333
Other	2,304	1,691	2,436	5,728	6,519
Total non-interest income	$9,508	$15,172	$15,611	$37,241	$41,579

Capitalized Mortgage Loan Servicing Rights

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
	(In thousands)
Balance at beginning of period	$44,406	$44,427	$42,243	$42,489
Originated servicing rights capitalized	1,176	1,159	2,956	3,112
Change in fair value	(5,378)	471	(4,995)	456
Balance at end of period	$40,204	$46,057	$40,204	$46,057

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Mortgage Loan Activity

	Three months ended			Nine months ended
	September 30, 2024	June 30, 2024	September 30, 2023	September 30,
				2024	2023
	(Dollars in thousands)
Mortgage loans originated	$147,516	$142,602	$172,914	$384,112	$446,450
Mortgage loans sold	117,037	91,540	115,269	289,395	321,140
Net gains on mortgage loans	2,177	1,333	2,099	4,874	5,475
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	1.86%	1.46%	1.82%	1.68%	1.70%
Fair value adjustments included in the Loan Sales Margin	0.46%	0.14%	(0.32)%	0.30%	0.60%

Non-Interest Expense

	Three months ended			Nine months ended
	September 30, 2024	June 30, 2024	September 30, 2023	September 30,
				2024	2023
	(In thousands)
Compensation	$13,264	$13,390	$13,054	$39,931	$39,846
Performance-based compensation	3,426	3,885	2,955	10,787	8,420
Payroll taxes and employee benefits	3,358	3,976	3,966	11,351	11,650
Compensation and employee benefits	20,048	21,251	19,975	62,069	59,916
Data processing	3,379	3,257	3,071	9,891	8,953
Occupancy, net	1,893	1,886	1,971	5,853	5,975
Interchange expense	1,149	1,127	1,119	3,373	3,222
Furniture, fixtures and equipment	932	948	927	2,834	2,782
FDIC deposit insurance	664	695	677	2,141	2,209
Loan and collection	657	699	520	1,868	1,718
Advertising	581	788	360	1,860	1,286
Legal and professional	687	544	543	1,717	1,623
Communications	519	499	568	1,633	1,871
Taxes, licenses and fees	347	436	225	891	659
Director fees	235	239	236	709	706
Amortization of intangible assets	129	129	136	387	410
Provision for loss reimbursement on sold loans	24	(1)	7	26	21
Net (gains) losses on other real estate and repossessed assets	14	(108)	1	(170)	18
Costs (recoveries) related to unfunded lending commitments	113	(137)	451	(676)	76
Other	1,212	1,081	1,249	3,703	3,796
Total non-interest expense	$32,583	$33,333	$32,036	$98,109	$95,241

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Average Balances and Tax Equivalent Rates

	Three Months Ended September 30,
	2024			2023
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$3,901,370	$58,322	5.96%	$3,687,637	$51,352	5.54%
Tax-exempt loans (1)	8,584	111	5.14	6,897	85	4.89
Taxable securities	665,974	4,502	2.70	800,524	5,865	2.93
Tax-exempt securities (1)	267,776	3,539	5.29	270,687	3,593	5.31
Interest bearing cash	126,039	1,717	5.42	108,389	1,468	5.37
Other investments	16,099	301	7.48	18,074	271	5.95
Interest Earning Assets	4,985,842	68,492	5.48	4,892,208	62,634	5.10
Cash and due from banks	57,211			61,094
Other assets, net	232,570			238,812
Total Assets	$5,275,623			$5,192,114

Liabilities
Savings and interest-bearing checking	2,763,558	15,621	2.25	2,598,170	12,272	1.87
Time deposits	804,944	8,841	4.37	816,810	8,471	4.11
Other borrowings	121,182	2,018	6.64	139,199	2,262	6.45
Interest Bearing Liabilities	3,689,684	26,480	2.86%	3,554,179	23,005	2.57
Non-interest bearing deposits	1,047,617			1,162,816
Other liabilities	100,245			102,452
Shareholders’ equity	438,077			372,667

Total liabilities and shareholders’ equity	$5,275,623			$5,192,114

Net Interest Income		$42,012			$39,629

Net Interest Income as a Percent of Average Interest Earning Assets			3.37%			3.23%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.
(2)	Annualized

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Average Balances and Tax Equivalent Rates

	Nine Months Ended September 30,
	2024			2023
	Average Balance	Interest	Rate	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$3,848,092	$169,974	5.90%	$3,579,569	$143,203	5.34%
Tax-exempt loans (1)	8,660	335	5.17	6,705	239	4.77
Taxable securities	691,327	14,466	2.79	834,924	17,668	2.82
Tax-exempt securities (1)	267,689	10,638	5.30	274,454	10,447	5.08
Interest bearing cash	97,941	3,994	5.45	71,355	2,769	5.19
Other investments	16,452	904	7.33	17,805	712	5.35
Interest Earning Assets	4,930,161	200,311	5.42	4,784,812	175,038	4.88
Cash and due from banks	54,481			59,163
Other assets, net	235,026			231,872
Total Assets	$5,219,668			$5,075,847

Liabilities
Savings and interest-bearing checking	2,690,359	43,178	2.14	2,550,973	31,644	1.66
Time deposits	825,984	26,970	4.37	745,983	20,320	3.64
Other borrowings	126,861	6,253	6.58	128,846	6,134	6.37
Interest Bearing Liabilities	3,643,204	76,401	2.80%	3,425,802	58,098	2.27
Non-interest bearing deposits	1,053,719			1,184,548
Other liabilities	104,057			100,929
Shareholders’ equity	418,688			364,568

Total liabilities and shareholders’ equity	$5,219,668			$5,075,847

Net Interest Income		$123,910			$116,940

Net Interest Income as a Percent of Average Interest Earning Assets			3.35%			3.26%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.

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Commercial Loan Portfolio Analysis as of September 30, 2024

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$9,682	$—	$—	$—	—%
Land Development	20,104	—	—	—	—
Construction	177,038	15,154	—	15,154	8.6
Income Producing	590,596	6,284	—	6,284	1.1
Owner Occupied	506,734	13,940	47	13,987	2.8
Total Commercial Real Estate Loans	$1,304,154	$35,378	$47	$35,425	2.7

Other Commercial Loans	$521,093	$24,777	12	$24,789	4.8
Total non-performing commercial loans			$59

Commercial Loan Portfolio Analysis as of December 31, 2023

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$10,620	$1	$—	$1	0.0%
Land Development	17,966	—	—	—	—
Construction	101,178	—	—	—	—
Income Producing	625,927	4,177	—	4,177	0.7
Owner Occupied	449,287	15,165	—	15,165	3.4
Total Commercial Real Estate Loans	$1,204,978	$19,343	$—	$19,343	1.6

Other Commercial Loans	$474,753	$16,537	28	$16,565	3.5
Total non-performing commercial loans			$28

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